================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 23, 2001
                                ----------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                               CRITICAL PATH, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CALIFORNIA                         000-25331                         91-1788300
------------------------------------   ---------------------------   -----------------------------------
  (STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


               532 FOLSOM STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (415) 808-8800
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

        On October 23, 2001, Critical Path, Inc., a California corporation and the registrant herein, issued a press release announcing that Pierre Van Beneden was appointed President. He succeeds William McGlashan, Jr., former President and Chief Operating Officer, in the position of President, with Mr. McGlashan taking the title of Interim Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------
        99.1                            Press release of Critical Path, Inc.
                                        dated October 23, 2001

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRITICAL PATH, INC.

Date: November 6, 2001                    /s/ Laureen DeBuono
                                          -------------------------------------
                                          Laureen DeBuono
                                          Interim Chief Financial Officer



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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 23, 2001

    Exhibit                               Description
-----------------    -----------------------------------------------------------
      99.1           Press Release of Critical Path, Inc. dated October 23, 2001
-----------------    -----------------------------------------------------------